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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 14, 2006
                        (Date of earliest event reported)




                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-25732                 13-4146982
(State or other jurisdiction of     (Commission               (IRS Employer
        incorporation)              File Number)             Identification No.)

2000 WESTCHESTER AVENUE, PURCHASE, NEW YORK                       10577
  (Address of principal executive offices)                      (Zip Code)


                                 (914) 701-8000
                         (Registrant's telephone number,
                              including area code)

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 8.01  Other Events
Signatures

ITEM 8.01  OTHER EVENTS

         On February 14, 2006, Polar Air Cargo, Inc. ("Polar"), a subsidiary of Atlas Air Worldwide Holdings, Inc. ("Holdings"), was one of a number of cargo carriers that received formal requests for information from the U.S. Government in connection with an investigation into air cargo pricing practices. Polar and Holdings are fully cooperating in such investigation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Atlas Air Worldwide Holdings, Inc.


Dated: February 14, 2006                By:  /s/ John W. Dietrich
                                        ----------------------------------------
                                        Name:   John W. Dietrich
                                        Title:  Senior Vice President,
                                                General Counsel, Secretary and
                                                Chief Human Resources Officer